UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 Or 15(D) of The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 31, 2004


                     CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Utah                        000-32427              87-0386790
(State or Other Jurisdiction        (Commission            (IRS Employer
   of Incorporation)                File Number)         Identification No.)

               612 Santa Monica Boulevard, Santa Monica, CA 90401
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 260-6150
                           Copy of correspondence to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                     Tel: (212) 930-9700 Fax: (212) 930-9725


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ITEM 1.01         Entry Into a Material Definitive Agreement;
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant; and
ITEM 3.02         Unregistered Sales of Equity Securities

         On August 31, 2004, Conspiracy Entertainment Holdings, Inc. (the "Company"), sold an aggregate of $1,050,000 principal amount of 5% secured convertible debentures (the "Debentures"), 21,000,000 class A common stock purchase warrants ("Class A Warrants"), and 21,000,000 class B common stock purchase warrants ("Class B Warrants", and collectively with the Class A Warrants, the "Warrants"), to four investors. The Company received $1,050,000 in payment for the sale of the Debentures and the Warrants, less expenses for legal fees of the investors in the amount of $32,000. The purchasers of the Debentures and Warrants were as follows:

                           Principal
                           Amount of        Class A           Class B
Investor                   Debentures       Warrants          Warrants
--------                   ----------       --------          --------
Alpha Capital AG           $500,000         10,000,000        10,000,000
Stonestreet Limited
  Partnership              $350,000          7,000,000        7,000,000
Whalehaven Fund Limited    $100,000          2,000,000        2,000,000
Whalehaven Capital LP      $100,000          2,000,000        2,000,000

         Principal and accrued interest on the Debentures is due and payable on August 30, 2006. Interest is payable on the earlier of a conversion of the Debentures (as described below) or on the maturity date. At the election of the Debenture holder, principal and accrued interest on the Debentures may be paid by the Company in shares of common stock. The conversion ratio is $0.05 per share, subject to adjustment for subsequent lower price issuances by the Company, as well as customary adjustment provisions for stock splits, combinations, dividends and the like. Payment of all amounts due pursuant to the Debentures is secured by a lien on all the assets of the Company.

         Each Class A Warrant is exercisable at a price of $0.20 per share from the earlier of November 4, 2004 or the date on which the shares of common stock issuable upon exercise of the Class A Warrants are registered under the Securities Act of 1933. The Class A Warrants are exercisable until expiration on August 31, 2009. Each Class B Warrant is exercisable at a price of $0.05 per share from the earlier of November 4, 2004 or the date on which the shares of common stock issuable upon exercise of the Class B Warrants are registered under the Securities Act of 1933. The Class B Warrants are exercisable until expiration nine months after the effectiveness of that registration (subject to extension under certain circumstances).. The exercise price of each of the Warrants is subject to adjustment for subsequent lower price issuances by the Company, as well as customary adjustment provisions for stock splits, combinations, dividends and the like.

         The Debentures and the Warrants were issued in a private placement transaction pursuant to Section 4(2) under the Securities Act of 1933. Pursuant to the terms of sale, the Company agreed to cause a resale registration statement covering the common stock issuable upon conversion of the Debentures and exercise of the Warrants to be filed no later than October 15, 2004.


ITEM 9.01         Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

    Not Applicable.

(b) Pro forma financial information.

    Not Applicable.

(c) Exhibits.

    10.01 Securities Purchase Agreement, dated as of August 31, 2004
    10.02 Form of Convertible Debenture, dated as of August 31, 2004
    10.03 Form of Class A Warrant, dated as of August 31, 2004
    10.04 Form of Class B Warrant, dated as of August 31, 2004
    10.05 Form of Registration Rights Agreement, dated as of August 31, 2004
    10.06 Form of Security Interest Agreement, dated as of August 31, 2004

                                    SIGNATURE

         Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CONSPIRACY ENTERTAINMENT HOLDINGS, INC.


                               By:  /s/ SIRUS AHMADI
                                    ---------------------------------------
                                     Sirus Ahmadi
                                     President and Chief Executive Officer


Dated:  September 2, 2004